                                                                    EXHIBIT 25.1
                                                                            25.2
      THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED              25.3
                   PURSUANT TO RULE 902(d) OF REGULATION S-T
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                ----------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                                             10286
(Address of principal executive offices)                              (Zip code)

                                ----------------

                                GLOBALSTAR, L.P.
              (Exact name of obligor as specified in its charter)

Delaware                                                              13-3759824
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification no.)

                         GLOBALSTAR CAPITAL CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                                              13-3876323
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification no.)

3700 Zanker Road, P.O. Box 640670                                          95164
San Jose, California


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(Address of principal executive executive offices)                    (Zip Code)
                                 %  Senior Notes due
                      (Title of the indenture securities)

          2
1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE.

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                          Name                              Address
--------------------------------------------------------------------------------

          Superintendent of Banks of the State       2 Rector Street, New York,
          of New York                                N.Y. 10006, and Albany,
                                                     N.Y. 12203

          Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                     N.Y. 10045

          Federal Deposit Insurance Corporation      Washington, D.C. 20429

          New York Clearing House Association        New York New York 10005

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.

2.   AFFILIATIONS WITH OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.

16.       LIST OF EXHIBITS.

          EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to
               Form T-1 filed with Registration Statement No.      . Exhibits 1a
               and 1b to Form T-1 filed with Registration Statement No.
               and Exhibit 1 to Form T-1 filed with Registration Statement
               No.           .)

          4.   A copy of the existing By-laws of the  Trustee. (Exhibit 4 to
               Form T-1 filed with Registration Statement No.        .)


                                      -2-

          3

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No.           .)

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 7.        A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-



4                                  SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of October, 1997.


                                        THE BANK OF NEW YORK



                                        By:
                                            --------------------------------
                                            Name:
                                            Title



                                      -4-



                                                                       EXHIBIT 7

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286




                                   [TO COME]